Mairs and Power
Growth Fund, Inc.

1st Quarter Report

March 31, 2008

May 16, 2008

To Our Shareholders:

First Quarter Results

The first quarter proved to be a very challenging period reflecting a variety of problems including the overall economic slowdown, sharply higher food and energy costs, worsening housing problems and a narrowly averted credit crisis of unknown dimensions. While showing negative numbers, the Growth Fund fared somewhat better than its benchmark indices as well as most other comparable funds. The Fund produced a negative return of -6.4% against somewhat worse negative returns of -7.0% for the Dow Jones Industrial Average and -9.4% for the Standard & Poor's 500 Stock Index. A peer group universe of comparable multi-cap core funds shown in the Wall Street Journal also had a greater negative average return of -9.9%.

Recently reported Gross Domestic Product figures indicated that the economy managed to eke out a better than expected 0.6% (preliminary basis) gain on the strength of inventory accumulation and an improvement in exports. However, absent these two factors, the economy is estimated to have contracted a slight 0.4%. Consumer spending rose by only 1% with weak employment trends and rising food and energy costs weighing heavily on consumer confidence and financial wherewithal. Business capital spending slipped 2.5% reflecting a rising level of uncertainty. Government spending rose slightly bolstered by increased defense spending. Corporate profits are estimated to have declined by 10% or more with most of the damage in the financial sector as many other companies continued to report increases in response to stronger overseas operating results along with currency translation gains.

Because of growing concerns over the direction of the economy and the availability of credit, the Federal Reserve has become increasingly accommodative in its monetary policies by reducing the overnight Federal funds rate a total of 2 1/4 percentage points on four separate occasions since the beginning of the year. However, longer term rates have held rather steady due to an increased level of anxiety over the future rate of inflation.

After falling sharply in January and again in March, the stock market seems to have stabilized and begun a sustainable recovery in recent weeks even though economic trends continue to deteriorate on balance. Among the various industry groups, the financial and technology sectors were among the weakest areas of the market during the first quarter while the more defensive sectors (consumer staples and utilities) did much better. Responding to the worldwide strength in commodity prices, energy and other basic industrial areas such as chemicals, metals and mining also performed very well. Within the Fund, the best performing individual issues included Zimmer Holdings (+17.7%), Fastenal (+13.6%), Patterson (+6.9%) and St. Jude Medical (+6.3%) while the worst performers included MoneyGram Int'l (-87.9%), Stratasys (-31.1%), MTS Systems (-24.4%) and Toro (-24.0%).

FUTURE OUTLOOK

In light of such negative trends as weakening employment, falling home prices and rising food and energy costs, the outlook for consumer spending would seem to be anything but promising. On the other hand, interest rate declines together with the added stimulus from tax rebates may be enough to gradually improve spending in the second half of the year and on into 2009. This would be especially true with any reversal in the recent steep run-up in energy costs which has resulted as much from speculation as fundamental demand growth. While housing prices may continue to erode, the major portion of the decline seems likely to have already taken place. However, any recovery in prices is not expected for some time to come given a substantial inventory over-hang of unsold homes. Business spending could also show some pick-up in the months to come as a consequence of any improvement in final demand in the U. S. along with the likelihood of continued strong growth in Asian and Latin American markets. Corporations also have the capacity to ramp-up spending with plenty of cash and relatively strong balance sheets.

Although inflation has remained relatively well behaved in the face of escalating commodity costs so far, further pressures could result in higher long-term interest rates. While this is a major risk looking ahead, recent price trends suggest the worst may be behind us. However, because of Federal Reserve concerns about inflation, any improvement in economic growth and/or cost increases could also trigger a reversal of some of the recent policy initiatives affecting short-term interest rates.

Considering the fact that the stock market has generally been regarded as a leading indicator, recent gains may suggest that better times are ahead for the economy. If in fact the economy does begin a recovery in the second half, the outlook for corporate profits would similarly improve and justify further market improvement. Stock market valuation levels remain historically reasonable in relation to interest rates at approximately 16x estimated current year earnings for the S&P 500 Index.

William B. Frels
President and Lead Manager

Mark L. Henneman
Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objective, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)

Ten years of investment performance (through March 31, 2008)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended March 31, 2008

	1 year	5 years	10 years	20 years
Mairs and Power Growth Fund	-2.96%	11.56%	8.47%	14.30%
S&P 500	-5.08%	11.32%	3.50%	10.95%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

FUND INFORMATION (unaudited)  March 31, 2008

Portfolio Managers

William B. Frels, lead manager since 2004
Co-manager since 1999
University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager since 2006
University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$71.42
Expense Ratio (Dec. 31, 2007)	0.68%
Portfolio Turnover Rate (Dec. 31, 2007)	4.44%
Sales Charge	None[2]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Investments) 1

Emerson Electric Co.	5.2%
3M Co.	4.7
Medtronic, Inc.	4.5
Target Corp.	4.3
Wells Fargo & Co.	4.0
Donaldson Co., Inc.	3.8
Johnson & Johnson	3.7
General Electric	3.7
U.S. Bancorp	3.7
Ecolab Inc.	3.6

Portfolio Diversification

(Percent of Total Investments)

Common Stocks 97.7%
Health Care	20.7%
Financial	15.2
Technology	13.2
Capital Goods	12.3
Basic Industries	11.8
Consumer Cyclical	8.4
Diversified	8.4
Consumer Staple	6.8
Transportation	0.9
Short-term Investments 2.3%	2.3
100.0%

1  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

SCHEDULE OF INVESTMENTS (unaudited)  March 31, 2008

Shares	Security Description	Market Value
	COMMON STOCKS 97.6%
	BASIC INDUSTRIES 11.7%
2,219,000	Bemis Co., Inc.	$56,429,170
2,010,000	Ecolab Inc.	87,294,300
3,200,000	H. B. Fuller Co. (b)	65,312,000
3,510,000	The Valspar Corp.	69,638,400
		278,673,870
	CAPITAL GOODS 12.3%
2,250,000	Donaldson Co., Inc.	90,630,000
300,000	Fastenal Co.	13,779,000
2,095,000	Graco Inc.	75,964,700
1,150,000	MTS Systems Corp. (b)	37,099,000
2,320,000	Pentair, Inc.	74,008,000
		291,480,700
	CONSUMER CYCLICAL 8.4%
510,000	Briggs & Stratton Corp.	9,129,000
440,000	G&K Services, Inc. – Cl A	15,668,400
2,020,000	Target Corp.	102,373,600
1,750,000	The Toro Co.	72,432,500
		199,603,500
	CONSUMER STAPLE 6.8%
1,380,000	General Mills, Inc.	82,634,400
1,570,000	Hormel Foods Corp.	65,406,200
480,000	SUPERVALU Inc.	14,390,400
		162,431,000
	DIVERSIFIED 8.4%
2,380,000	General Electric Co.	88,083,800
1,410,000	3M Co.	111,601,500
		199,685,300
	FINANCIAL 15.2%
1,240,000	Associated Banc-Corp.	33,021,200
200,000	Marshall & Isley Corp.	4,640,000
736,100	MoneyGram International Inc.	1,369,146
960,000	Principal Financial Group, Inc.	53,491,200
3,070,000	TCF Financial Corp.	55,014,400

SCHEDULE OF INVESTMENTS (unaudited) (continued)  March 31, 2008

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	FINANCIAL (continued)
600,000	The Travelers Cos., Inc.	$28,710,000
2,720,000	U.S. Bancorp	88,019,200
3,290,000	Wells Fargo & Co.	95,739,000
		360,004,146
	HEALTH CARE 20.7%
10,000	Amgen, Inc. (a)	417,800
1,224,000	Baxter International Inc.	70,771,680
1,360,000	Johnson & Johnson	88,223,200
2,230,000	Medtronic, Inc.	107,865,100
820,000	Patterson Cos., Inc. (a)	29,766,000
2,510,000	Pfizer Inc.	52,534,300
1,490,000	St. Jude Medical, Inc. (a)	64,353,100
720,000	SurModics, Inc. (a)	30,153,600
280,000	Techne Corp. (a)	18,860,800
370,000	Zimmer Holdings, Inc. (a)	28,808,200
		491,753,780
	TECHNOLOGY 13.2%
1,080,000	ADC Telecommunications, Inc. (a)	13,046,400
1,500,000	Corning Inc.	36,060,000
820,000	Daktronics, Inc.	14,686,200
2,410,000	Emerson Electric Co.	124,018,600
1,439,375	Honeywell International Inc.	81,209,537
1,380,000	Intel Corp.	29,228,400
260,000	Metavante Technologies	5,197,400
570,000	Stratasys, Inc. (a)	10,146,000
		313,592,537
	TRANSPORTATION 0.9%
290,000	United Parcel Service, Inc. – Cl B	21,175,800
	TOTAL COMMON STOCKS (cost $1,685,460,570)	$2,318,400,633

SCHEDULE OF INVESTMENTS (unaudited) (continued)  March 31, 2008

Shares	Security Description	Market Value
	SHORT-TERM INVESTMENTS 2.3%
41,311,519	First American Prime Obligations Fund, Class Z	$41,311,519
12,362,848	Merrill Lynch Premier Institutional Money Market Fund	12,362,848
	TOTAL SHORT-TERM INVESTMENTS (cost $53,674,367)	$53,674,367
	TOTAL INVESTMENTS 99.9% (cost $1,739,134,937)	$2,372,075,000
	OTHER ASSETS AND LIABILITIES (NET) 0.1%	3,090,450
	TOTAL NET ASSETS 100.0%	$2,375,165,450

(a)  Non-income producing.

(b)  Affiliated company.

See accompanying Notes to Schedule of Investments.

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)  March 31, 2008

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities listed on an original exchange are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of March 31, 2008, no securities in the Fund were valued using this method.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

While a uniform presentation is the objective of this disclosure, industry implementation is in its initial stages and it is likely that there will be a range of practices used. Over the course of the next period there may be changes to the overall presentation and classification of securities as the industry standard becomes more uniform. Care should be utilized in interpreting this information and/or using it for comparisons with other mutual funds. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2008.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$2,372,075,000
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$2,372,075,000

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)  March 31, 2008

Income Taxes

At March 31, 2008, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $632,940,063 of which $699,855,852 represented appreciated investment securities and $66,915,789 represented depreciated investment securities.

Transactions With Affiliated Companies

The Fund owns 5% or more of the voting securities of the following companies as of March 31, 2008. As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940. Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
Security Name	Balance 12/31/07	Purchases	Sales	Balance 03/31/08	Value at 03/31/08
H.B. Fuller Co.	3,200,000	—	—	3,200,000	$65,312,000
MTS Systems Corp.	1,136,700	13,300	—	1,150,000	37,099,000
					$102,411,000

Mairs and Power Growth Fund, Inc.

Established 1958

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director

Jon A. Theobald, Chief Compliance
Officer & Secretary

Peter G. Robb, Vice-President

Lisa J. Hartzell, Treasurer

Norbert J. Conzemius, Chair & Director

Bert J. McKasy, Director

Charles M. Osborne, Audit Committee
Chair & Director

Edward C. Stringer, Director

Mairs and Power
Growth Fund